SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549


                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):
                       April 1, 1997


                  SBC COMMUNICATIONS INC.
                   -----------------------
     (Exact Name of Registrant as Specified in Charter)


                          DELAWARE
                          --------
       (State or Other Jurisdiction of Incorporation)


          1-8610                        43-1301883
          ------                        ----------
     (Commission File Number)          (IRS Employer
                                    Identification No.)


     175 East Houston, San Antonio, Texas      78205
     ------------------------------------      -----
          (Address of Principal              (Zip Code)
            Executive Offices)


                       (210) 821-4105
                       --------------
              (Registrant's telephone number,
                    including area code)

Item 1.   Not applicable.


Item 2.   Acquisition or Disposition of Assets.

          On April 1, 1997, SBC Communications Inc. ("SBC"), a Delaware corporation, and Pacific Telesis Group ("PAC"), a Nevada corporation, consummated a merger (the "Merger") whereby SBC Communications (NV) Inc. ("Merger Sub"), a Nevada corporation and a wholly-owned subsidiary of SBC, was merged with and into PAC, a regional telephone holding company, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 1, 1996, among SBC, PAC and Merger Sub. As a result of the Merger, PAC has become a wholly-owned subsidiary of SBC.

          SBC currently intends to continue to use the assets of PAC to provide telecommunications and telecommunications-related services. In the ordinary course of its business, SBC will, from time to time, evaluate its investment in PAC.

          Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $0.10 per share, of PAC (the "PAC Common Stock") was converted into and became exchangeable for .73145 shares of common stock, par value $1.00 per share, of SBC (the "SBC Common Stock"). SBC will issue approximately 317,000,000 shares of SBC Common Stock in exchange for the shares of PAC Common Stock.

          Pursuant to the Merger Agreement, the Board of Directors of SBC (the "SBC Board") has been expanded from 14 to 19 members, and William P. Clark, Herman E. Gallegos, Mary S. Metz, Philip J. Quigley, S. Donley Ritchey, and Richard M. Rosenberg, all of whom were members of the Board of Directors of PAC prior to the Merger, have been elected to the SBC Board. In addition, Jack S. Blanton and Tom C. Frost have resigned from the SBC Board, and Royce S. Caldwell, President-Southwestern Bell Operations, has been appointed to the SBC Board to fill one of the vacancies. Further, Philip J. Quigley remains President and Chief Executive Officer of PAC and has been elected Vice Chairman of the SBC Board.


Items 3-4.     Not applicable.




Item 5.   Other Events.

          All information concerning PAC which has been filed with the SEC as part of PAC's Annual Report on Form 10-
K (File No. 1-8609) for the year ended December 31, 1996 is incorporated herein by reference.

Item 6.   Not applicable.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a) Financial Statements of Businesses Acquired.

          The (i) consolidated audited balance sheet of PAC as of December 31, 1995 and 1996 and (ii) the consolidated statement of income and changes in financial position of PAC for the fiscal years ended December 31, 1994, 1995 and 1996 have been filed with the Securities and Exchange Commission
          (the "SEC") as part of PAC's Current Report on
          Form 8-K, dated March 13, 1997 (File No. 1-8609), and are incorporated herein by reference.

          (b) Pro Forma Financial Information.

          The (i) pro forma combined balance sheet of SBC and PAC as of December 31, 1996 and (ii) the pro forma consolidated statement of income and changes in financial position of PAC and SBC for the year ended December 31, 1996 have been filed with the SEC as part of SBC's Current Report on Form 8-K, dated March 14, 1997 (File No. 1-8610), and are incorporated herein by reference.

          The (i) pro forma combined balance sheet of SBC and PAC as of December 31, 1995 and (ii) the pro forma consolidated statement of income and changes in financial position of PAC and SBC for the years ended December 31, 1994 and 1995 have been filed with the SEC as part of SBC's Registration Statement on Form S-4, dated June 3, 1996 (Reg No. 333-02587), and are incorporated herein by reference.

          (c) Exhibits.

          2.1 Agreement and Plan of Merger, dated as of April 1, 1996, among Pacific Telesis Group,
               SBC Communications Inc. and SBC
               Communications (NV) Inc. (incorporated by reference to Exhibit 2 to SBC's Current
               Report on Form 8-K, dated April 1, 1996).

          99.1 Pacific Telesis Group's Annual Report on Form
               10-K for the year ended December 31, 1996
               (File No. 1-8609) (filed March 31, 1997).

          99.2 Consolidated audited balance sheet of Pacific Telesis Group as of December 31, 1995 and 1996, and the consolidated statement of income and changes in financial position of Pacific Telesis Group for the fiscal years ended December 31, 1994, 1995 and 1996 (incorporated by reference to PAC's Current Report on Form 8-K, dated March 13, 1997).

          99.3 Pro forma combined balance sheet of SBC
               Communications Inc. and Pacific Telesis Group as of December 31, 1996, and the pro forma consolidated statement of income and changes in financial position of Pacific Telesis Group and SBC Communications Inc. for the year ended December 31, 1996(incorporated by reference to SBC's Current Report on Form 8-K, dated March 14, 1997).

          99.4 Pro forma combined balance sheet of SBC
               Communications Inc. and Pacific Telesis Group as of December 31, 1995, and the pro forma consolidated statement of income and changes in financial position of Pacific Telesis Group and SBC Communications Inc. for the years ended December 31, 1994 and 1995 (incorporated by reference to SBC's Registration Statement on Form S-4, dated June 3, 1996 (Reg. No. 333-02587)).


                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 1, 1997           SBC COMMUNICATIONS INC.



                              By:  /s/ Donald E. Kiernan
                                  Donald E. Kiernan
                                  Senior Vice President,
                                  Treasurer and Chief
                                  Financial Officer